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                        SUPPLEMENT DATED AUGUST 5, 1999
                                  TO PROSPECTUS
                                DATED MAY 1, 1999
              IQ THE SMARTANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                        INTEGRITY LIFE INSURANCE COMPANY


The "Your Contributions" paragraph in Part 1 - Summary is deleted in its entirety and replaced by the following:

YOUR CONTRIBUTIONS

The Minimum initial contribution is $1,000 ($3,000 in Pennsylvania, South Carolina, Texas and Washington). Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.

The first paragraph under "Contributions Under Your Contract" in Part 5 - Terms of Your Variable Annuity, is deleted in its entirety and replaced by the following:

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less and $1,000 ($3,000 in Pennsylvania, South Carolina, Texas and Washington). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

The "Withdrawals" paragraph in Part 5 - Terms of Your Variable Annuity, is deleted in its entirety and replaced by the following:

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Accounts in the same proportion as you contributed it to them. For example, if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any Market Value Adjustments. The total amount that you receive will be the total amount that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See Part 7, "Tax Aspects of the Contracts." Residents of Pennsylvania, South Carolina, Texas and Washington are required to keep a $3,000 minimum account balance after any withdrawals.




THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.